NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


Warrant                                                                   No. of
No. P-1                      STOCK PURCHASE WARRANT               Shares 400,000
                                                                         -------

                  To Subscribe for and Purchase Common Stock of


                             BOSTON BIOMEDICA, INC.

         THIS CERTIFIES that, for value received, Paradigm Group, L.L.C. (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Boston Biomedica, Inc., a Massachusetts corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2 up to 400,000 fully paid and non-assessable shares of the Company's common stock, $.01 par value per share (the "Shares"). This stock purchase warrant (the "Warrant") is issued to the Holder in connection with, and subject to the terms of, that certain Warrant Purchase Agreement dated August 18, 1999, by and between the Company and the Holder.

         1.  Definitions.  As used  herein  the  following  term  shall have the
             -----------
following meaning:

         "Act" means the Securities Act of 1933 as amended, or a similar Federal
          ---
statute and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         2. Purchase Rights. The purchase rights represented by this Warrant are
            ---------------
exercisable by the Holder in whole or in part, at any time and from time to time commencing on the date hereof and ending at 5:00 p.m. on February 17, 2000. This Warrant may be exercised for Shares at a price of $4.25 per share, subject to adjustment as provided in Section 6 (the "Warrant Purchase Price").

         3. Exercise of Warrant. Subject to Section 2 above, the purchase rights
            -------------------
represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and by the payment to the Company, by wire transfer of immediately available funds, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the Holder shall be entitled to receive, within a reasonable time, a certificate or certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

         4. Shares to be Issued;  Reservation of Shares.  The Company  covenants
            -------------------------------------------
that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

         5. No Fractional  Shares. No fractional shares shall be issued upon the
            ---------------------
exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

         6. Adjustments of Warrant Purchase Price and Number of Shares. If there
            ----------------------------------------------------------
shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

         7. No Rights as Shareholders.  This Warrant does not entitle the Holder
            -------------------------
to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

         8. Sale or Transfer of the Warrant;  Legend.  The Warrant  shall not be
            ----------------------------------------
sold or transferred.  The Shares shall not be sold or transferred  unless either
(i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Unless the Shares have been registered under the Act, each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE
         COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

         9. Modifications and Waivers. This Warrant may not be changed,  waived,
            -------------------------
discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

         10.  Notices.  Any  notice,  request  or  other  document  required  or
              -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

         11. Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
             -----------------------------------------------------
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         12.  Representations  and  Warranties  of  Holder.  By  accepting  this
              --------------------------------------------
Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company, (b) is able to fend for himself, herself or itself in the transactions contemplated by this Warrant, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (d) has the ability to bear the economic risks of an investment in the Company, (e) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and (f) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company.

         13. Binding  Effect on  Successors.  This Warrant shall be binding upon
             ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

         14.  Governing Law.  This Warrant  shall be  construed  and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, BOSTON BIOMEDICA, INC. has caused this Warrant to be executed under seal by its officer thereunto duly authorized.

Dated: August 18, 1999

                                               BOSTON BIOMEDICA, INC.
CORPORATE
  SEAL

                                               By: /S/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher,
                                                   Its President

                                                   Address:  375 West Street

                                                   West Bridgewater, MA 02379






#838389 v\3 - fitzgemr - hywl01!.doc_ - 11563/1

                                    EXHIBIT A


                               NOTICE OF EXERCISE
                               ------------------


         To: BOSTON BIOMEDICA, INC.

         1. The undersigned hereby elects to purchase _______ shares of Common Stock of BOSTON BIOMEDICA, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

         3. The undersigned represents and warrants as follows (the following applies only in the event said shares have not been registered under the Securities Act of 1933, as amended):

         The undersigned is purchasing or acquiring the aforesaid shares of Common Stock for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. The undersigned represents and warrants that the undersigned: (a) is experienced in the evaluation of businesses similar to the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company,
         (d) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and has carefully reviewed and understood such information, (e) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company, and (f) is an "Accredited Investor" as such term is defined in subparagraph (a) of Rule 501 promulgated under the Act.

         4. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.

                                                 -------------------------------
                                                 (Name)

                                                 -------------------------------
                                                 (Address)

                                                 -------------------------------
                                                 (Signature)

                                                  ------------------------------
                                                  (Date)



#838389 v\2 - fitzgemr - hywl02!.doc_ - 11563/1

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


Warrant                                                                   No. of
No. P-2                      STOCK PURCHASE WARRANT               Shares 100,000
                                                                         -------

                  To Subscribe for and Purchase Common Stock of


                             BOSTON BIOMEDICA, INC.

         THIS CERTIFIES that, for value received, Paradigm Group, L.L.C. (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Boston Biomedica, Inc., a Massachusetts corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2 up to 100,000 fully paid and non-assessable shares of the Company's common stock, $.01 par value per share (the "Shares"). This stock purchase warrant (the "Warrant") is issued to the Holder in connection with, and subject to the terms of, that certain Warrant Purchase Agreement dated August 18, 1999, by and between the Company and the Holder.

         1.  Definitions.  As used  herein  the  following  term  shall have the
             -----------
following meaning:

         "Act" means the Securities Act of 1933 as amended, or a similar Federal
          ---
statute and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         2. Purchase Rights. The purchase rights represented by this Warrant are
            ---------------
exercisable by the Holder in whole or in part, at any time and from time to time commencing on the date hereof and ending at 5:00 p.m. on February 17, 2000. This Warrant may be exercised for Shares at a price of $5.25 per share, subject to adjustment as provided in Section 6 (the "Warrant Purchase Price").

         3. Exercise of Warrant. Subject to Section 2 above, the purchase rights
            -------------------
represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and by the payment to the Company, by wire transfer of immediately available funds, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the Holder shall be entitled to receive, within a reasonable time, a certificate or certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

         4. Shares to be Issued;  Reservation of Shares.  The Company  covenants
            -------------------------------------------
that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

         5. No Fractional  Shares. No fractional shares shall be issued upon the
            ---------------------
exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

         6. Adjustments of Warrant Purchase Price and Number of Shares. If there
            ----------------------------------------------------------
shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

         7. No Rights as Shareholders.  This Warrant does not entitle the Holder
            -------------------------
to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

         8. Sale or Transfer of the Warrant;  Legend.  The Warrant  shall not be
            ----------------------------------------
sold or transferred.  The Shares shall not be sold or transferred  unless either
(i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Unless the Shares have been registered under the Act, each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE
         COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

         9. Modifications and Waivers. This Warrant may not be changed,  waived,
            -------------------------
discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

         10.  Notices.  Any  notice,  request  or  other  document  required  or
              -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

         11. Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
             -----------------------------------------------------
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         12.  Representations  and  Warranties  of  Holder.  By  accepting  this
              --------------------------------------------
Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company, (b) is able to fend for himself, herself or itself in the transactions contemplated by this Warrant, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (d) has the ability to bear the economic risks of an investment in the Company, (e) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and (f) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company.

         13. Binding  Effect on  Successors.  This Warrant shall be binding upon
             ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

         14.  Governing Law.  This Warrant  shall be  construed  and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, BOSTON BIOMEDICA, INC. has caused this Warrant to be executed under seal by its officer thereunto duly authorized.

Dated: August 18, 1999

                                               BOSTON BIOMEDICA, INC.
CORPORATE
  SEAL

                                               By: /S/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher,
                                                   Its President

                                                   Address:  375 West Street

                                                   West Bridgewater, MA 02379






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                                      -4-

                                    EXHIBIT A


                               NOTICE OF EXERCISE
                               ------------------


         To: BOSTON BIOMEDICA, INC.

         1. The undersigned hereby elects to purchase _______ shares of Common Stock of BOSTON BIOMEDICA, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

         3. The undersigned represents and warrants as follows (the following applies only in the event said shares have not been registered under the Securities Act of 1933, as amended):

         The undersigned is purchasing or acquiring the aforesaid shares of Common Stock for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. The undersigned represents and warrants that the undersigned: (a) is experienced in the evaluation of businesses similar to the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company,
         (d) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and has carefully reviewed and understood such information, (e) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company, and (f) is an "Accredited Investor" as such term is defined in subparagraph (a) of Rule 501 promulgated under the Act.

         4. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.

                                                 -------------------------------
                                                 (Name)

                                                 -------------------------------
                                                 (Address)

                                                 -------------------------------
                                                 (Signature)

                                                  ------------------------------
                                                  (Date)


#838491 v\3 - fitzgemr - hyzf03!.doc_ - 11563/1

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


Warrant                                                                   No. of
No. N-2__                    STOCK PURCHASE WARRANT                Shares 40,000
                                                                          ------

                  To Subscribe for and Purchase Common Stock of


                             BOSTON BIOMEDICA, INC.

         THIS CERTIFIES that, for value received, National Securities (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Boston Biomedica, Inc., a Massachusetts corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2 up to 40,000 fully paid and non-assessable shares of the Company's common stock, $.01 par value per share (the "Shares"),

         1.  Definitions.  As used  herein  the  following  term  shall have the
             -----------
following meaning:

         "Act" means the Securities Act of 1933 as amended, or a similar Federal
          ---
statute and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         2. Purchase Rights.  Reference is made to that certain Warrant Purchase
            ---------------
Agreement dated August 18, 1999 by and between the Company and Paradigm Group L.L.C. (the "Investor") and the related warrant to purchase 400,000 shares of the Company's Common Stock (the "$4.25 Warrant") and the related warrant to purchase 100,000 shares of the Company's Common Stock (the "$5.25 Warrant) (the $4.25 Warrant and the $5.25 Warrant are collectively referred to as the "Warrants"). The purchase rights represented by this Warrant may be exercised by the Holder in whole or in part only at such time as the $4.25 Warrant has been exercised by the Investor and then from time to time thereafter and ending at 5:00 p.m. on August 15, 2001, but this Warrant may be exercised during such time only for that percentage of the 40,000 Shares equal to the same percentage of the 400,000 shares for which the Investor has exercised its $4.25 Warrant. If and whenever the $4.25 Warrant has been exercised by the Investor, the Company will provide notice of such exercise to the Holder within ten (10) days of such exercise. This Warrant may be exercised for Shares at a price of $4.25 per share, subject to the foregoing and to adjustment as provided in Section 6 (the "Warrant Purchase Price").

         3. Exercise of Warrant. Subject to Section 2 above, the purchase rights
            -------------------
represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit

A) at the principal office of the Company and by the payment to the Company, by wire transfer of immediately available funds, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the Holder shall be entitled to receive, within a reasonable time, a certificate or certificates issued in the Holder's name for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

         4. Shares to be Issued;  Reservation of Shares.  The Company  covenants
            -------------------------------------------
that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

         5. No Fractional  Shares. No fractional shares shall be issued upon the
            ---------------------
exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

         6. Adjustments of Warrant Purchase Price and Number of Shares. If there
            ----------------------------------------------------------
shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

         7. No Rights as Shareholders.  This Warrant does not entitle the Holder
            -------------------------
to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

         8. Sale or Transfer of the Warrant;  Legend. The Warrant and the Shares
            ----------------------------------------
shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN

         CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.


9. REGISTRATION RIGHTS
   -------------------

         9.1 Piggyback Registrations.

         (a) If at any time or times within two (2) years after the date hereof, the Company shall determine to register any of its securities under the Act and in connection therewith the Company may lawfully register any of the Shares, the Company will promptly give written notice thereof to the Holder. Upon the written request of the Holder within thirty (30) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Shares which the Holder has requested to be registered to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition of the Shares. However nothing herein shall prevent the Company from at any time abandoning or delaying any registration.

         (b) If the Company determines not to proceed with a registration after the Registration Statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, upon request of the Holder who has requested registration hereunder, the Company shall promptly complete the registration for the benefit of those selling security holders who indicate a desire to complete the registration and who agree to bear all expenses incurred by the Company as the result of such registration after the Company has decided not to proceed.

         (c) If any registration pursuant to this Section 9.1 shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion pursuant to this Section 9.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Shares requested for inclusion pursuant to this Section 9.1 would constitute more than 25% of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, then the number of Shares otherwise to be included in the underwritten public offering may be reduced.

         9.2 Registration Procedures. If and whenever the Company is required by the provisions of Sections 9.1 to effect the registration of Shares under the Act, the Company will:

         (a) prepare and file with the Commission a Registration Statement with respect to such securities, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine (9) months;

         (b) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

         (c) furnish to the Holder participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the securities covered by such Registration Statement under the state securities or blue sky laws of such jurisdictions as such participating Holder may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the Holder participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify the Holder promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (g) prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Holder;

         (h) prepare and promptly file with the Commission and promptly notify such Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i) advise such Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         9.3 Expenses. With respect to each inclusion of Shares in a Registration Statement pursuant to Section 9.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, other than the fees and costs of counsel to the Holder, which fees and costs shall be borne by the Holder; and provided, however, that any security holders participating in such registration shall bear their pro rata share of
(i) the underwriting discount and commissions and transfer taxes, and (ii) the expense of any special audit of the Company's financial statements if the notice requesting registration does not permit use of existing or contemplated audited statements.

         9.4 Indemnification.

         (a) The Company will indemnify and hold harmless each Holder whose Shares are included in a Registration Statement pursuant to the provisions of this Section 9 and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Investor or such underwriter within the meaning of the Act, from and against, and will reimburse such Investor and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Investor or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) The Holder whose Shares are included in a Registration Statement pursuant to the provisions of this Article will indemnify and hold harmless the Company, any underwriter and any controlling person of the Company or such underwriter from and against, and will reimburse the Company, underwriter or controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, any underwriter or any controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Investor specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 9.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election so to assume the defense of any action, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraphs
(a) or (b) hereof for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         9.5  Exclusive  Obligation  to  Register.  Except as  provided  in this
Section 9, the Company will have no obligation to the Holder to register under the Act any Shares received by such Holder pursuant to this Agreement.

         10. Modifications and Waivers. This Warrant may not be changed, waived,
             -------------------------
discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

         11.  Notices.  Any  notice,  request  or  other  document  required  or
              -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

         12. Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
             -----------------------------------------------------
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         13.  Representations  and  Warranties  of  Holder.  By  accepting  this
              --------------------------------------------
Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company, (b) is able to fend for himself, herself or itself in the transactions contemplated by this Warrant, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (d) has the ability to bear the economic risks of an investment in the Company, (e) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and (f) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company.

         14. Binding  Effect on  Successors.  This Warrant shall be binding upon
             ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

         15.  Governing Law.  This Warrant  shall be  construed  and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, BOSTON BIOMEDICA, INC. has caused this Warrant to be executed under seal by its officer thereunto duly authorized.

Dated: August 18, 1999

                                               BOSTON BIOMEDICA, INC.
CORPORATE
  SEAL

                                               By: /S/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher,
                                                   Its President

                                                   Address:  375 West Street

                                                   West Bridgewater, MA 02379



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                                      -8-

                                    EXHIBIT A


                               NOTICE OF EXERCISE
                               ------------------

         To: BOSTON BIOMEDICA, INC.

         1. The undersigned hereby elects to purchase _______ shares of Common Stock of BOSTON BIOMEDICA, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

         3. The undersigned represents and warrants as follows (the following applies only in the event said shares have not been registered under the Securities Act of 1933, as amended):

         The undersigned is purchasing or acquiring the aforesaid shares of Common Stock for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. The undersigned represents and warrants that the undersigned: (a) is experienced in the evaluation of businesses similar to the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company,
         (d) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and has carefully reviewed and understood such information, (e) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company, and (f) is an "Accredited Investor" as such term is defined in subparagraph (a) of Rule 501 promulgated under the Act.

         4. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.

                                                 -------------------------------
                                                 (Name)

                                                 -------------------------------
                                                 (Address)

                                                 -------------------------------
                                                 (Signature)

                                                  ------------------------------
                                                  (Date)


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                                      -9-

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


Warrant                                                                   No. of
No. N-1                     STOCK PURCHASE WARRANT                 Shares 10,000
                                                                          ------

                  To Subscribe for and Purchase Common Stock of


                             BOSTON BIOMEDICA, INC.

         THIS CERTIFIES that, for value received, National Securities (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Boston Biomedica, Inc., a Massachusetts corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2 up to 10,000 fully paid and non-assessable shares of the Company's common stock, $.01 par value per share (the "Shares"),

         1.  Definitions.  As used  herein  the  following  term  shall have the
             -----------
following meaning:

         "Act" means the Securities Act of 1933 as amended, or a similar Federal
          ---
statute and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         2. Purchase Rights. The purchase rights represented by this Warrant are
            ---------------
exercisable by the Holder in whole or in part, at any time and from time to time commencing on the date hereof and ending at 5:00 p.m. on August 15, 2001. This Warrant may be exercised for Shares at a price of $5.25 per share, subject to adjustment as provided in Section 6 (the "Warrant Purchase Price").

         3. Exercise of Warrant. Subject to Section 2 above, the purchase rights
            -------------------
represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and by the payment to the Company, by wire transfer of immediately available funds, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the Holder shall be entitled to receive, within a reasonable time, a certificate or certificates issued in the Holder's name for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

         4. Shares to be Issued;  Reservation of Shares.  The Company  covenants
            -------------------------------------------
that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

         5. No Fractional  Shares. No fractional shares shall be issued upon the
            ---------------------
exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

         6. Adjustments of Warrant Purchase Price and Number of Shares. If there
            ----------------------------------------------------------
shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

         7. No Rights as Shareholders.  This Warrant does not entitle the Holder
            -------------------------
to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

         8. Sale or Transfer of the Warrant;  Legend. The Warrant and the Shares
            ----------------------------------------
shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE
         COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.

9. REGISTRATION RIGHTS
   -------------------

         9.1 Piggyback Registrations.

         (a) If at any time or times within two (2) years after the date hereof, the Company shall determine to register any of its securities under the Act and in connection therewith the Company may lawfully register any of the Shares, the Company will promptly give written notice thereof to the Holder. Upon the written request of the Holder within thirty (30) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Shares which the Holder has requested to be registered to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition of the Shares. However nothing herein shall prevent the Company from at any time abandoning or delaying any registration.

         (b) If the Company determines not to proceed with a registration after the Registration Statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, upon request of the Holder who has requested registration hereunder, the Company shall promptly complete the registration for the benefit of those selling security holders who indicate a desire to complete the registration and who agree to bear all expenses incurred by the Company as the result of such registration after the Company has decided not to proceed.

         (c) If any registration pursuant to this Section 9.1 shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion pursuant to this Section 9.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Shares requested for inclusion pursuant to this Section 9.1 would constitute more than 25% of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, then the number of Shares otherwise to be included in the underwritten public offering may be reduced.

         9.2 Registration Procedures. If and whenever the Company is required by the provisions of Sections 9.1 to effect the registration of Shares under the Act, the Company will:

         (a) prepare and file with the Commission a Registration Statement with respect to such securities, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine (9) months;

         (b) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

         (c) furnish to the Holder participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the securities covered by such Registration Statement under the state securities or blue sky laws of such jurisdictions as such participating Holder may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the Holder participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify the Holder promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (g) prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Holder;

         (h) prepare and promptly file with the Commission and promptly notify such Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i) advise such Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         9.3 Expenses. With respect to each inclusion of Shares in a Registration Statement pursuant to Section 9.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, other than the fees and costs of counsel to the Holder, which fees and costs shall be borne by the Holder; and provided, however, that any security holders participating in such registration shall bear their pro rata share of
(i) the underwriting discount and commissions and transfer taxes, and (ii) the expense of any special audit of the Company's financial statements if the notice requesting registration does not permit use of existing or contemplated audited statements.

         9.4 Indemnification.

         (a) The Company will indemnify and hold harmless each Holder whose Shares are included in a Registration Statement pursuant to the provisions of this Section 9 and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Investor or such underwriter within the meaning of the Act, from and against, and will reimburse such Investor and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Investor or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) The Holder whose Shares are included in a Registration Statement pursuant to the provisions of this Article will indemnify and hold harmless the Company, any underwriter and any controlling person of the Company or such underwriter from and against, and will reimburse the Company, underwriter or controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, any underwriter or any controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Investor specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 9.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election so to assume the defense of any action, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraphs
(a) or (b) hereof for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         9.5  Exclusive  Obligation  to  Register.  Except as  provided  in this
Section 9, the Company will have no obligation to the Holder to register under the Act any Shares received by such Holder pursuant to this Agreement.

         10. Modifications and Waivers. This Warrant may not be changed, waived,
             -------------------------
discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

         11.  Notices.  Any  notice,  request  or  other  document  required  or
              -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

         12. Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
             -----------------------------------------------------
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         13.  Representations  and  Warranties  of  Holder.  By  accepting  this
              --------------------------------------------
Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company, (b) is able to fend for himself, herself or itself in the transactions contemplated by this Warrant, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (d) has the ability to bear the economic risks of an investment in the Company, (e) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and (f) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company.

         14. Binding  Effect on  Successors.  This Warrant shall be binding upon
             ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

         15.  Governing Law.  This Warrant  shall be  construed  and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, BOSTON BIOMEDICA, INC. has caused this Warrant to be executed under seal by its officer thereunto duly authorized.

Dated: August 18, 1999

                                               BOSTON BIOMEDICA, INC.
CORPORATE
  SEAL

                                               By: /S/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher,
                                                   Its President

                                                   Address:  375 West Street

                                                   West Bridgewater, MA 02379



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


                                    EXHIBIT A


                               NOTICE OF EXERCISE
                               ------------------


         To: BOSTON BIOMEDICA, INC.

         1. The undersigned hereby elects to purchase _______ shares of Common Stock of BOSTON BIOMEDICA, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

         3. The undersigned represents and warrants as follows (the following applies only in the event said shares have not been registered under the Securities Act of 1933, as amended):

         The undersigned is purchasing or acquiring the aforesaid shares of Common Stock for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. The undersigned represents and warrants that the undersigned: (a) is experienced in the evaluation of businesses similar to the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company,
         (d) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and has carefully reviewed and understood such information, (e) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company, and (f) is an "Accredited Investor" as such term is defined in subparagraph (a) of Rule 501 promulgated under the Act.

         4. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.

                                                 -------------------------------
                                                 (Name)

                                                 -------------------------------
                                                 (Address)

                                                 -------------------------------
                                                 (Signature)

                                                  ------------------------------
                                                  (Date)



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
NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.


Warrant                                                                   No. of
No. N-3                      STOCK PURCHASE WARRANT                Shares 25,000
                                                                          ------

                  To Subscribe for and Purchase Common Stock of


                             BOSTON BIOMEDICA, INC.

         THIS CERTIFIES that, for value received, National Securities (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Boston Biomedica, Inc., a Massachusetts corporation (hereinafter called the "Company"), at the price hereinafter set forth in Section 2 up to 25,000 fully paid and non-assessable shares of the Company's common stock, $.01 par value per share (the "Shares"),

         1.  Definitions.  As used  herein  the  following  term  shall have the
             -----------
following meaning:

         "Act" means the Securities Act of 1933 as amended, or a similar Federal
          ---
statute and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         2. Purchase Rights.  Reference is made to that certain Warrant Purchase
            ---------------
Agreement dated August 18, 1999 by and between the Company and Paradigm Group L.L.C. (the "Investor") and the related warrant to purchase 400,000 shares of the Company's Common Stock (the "$4.25 Warrant") and the related warrant to purchase 100,000 shares of the Company's Common Stock (the "$5.25 Warrant) (the $4.25 Warrant and the $5.25 Warrant are collectively referred to as the "Warrants"). The purchase rights represented by this Warrant may be exercised by the Holder in whole or in part only at such time as the Investor has exercised its Warrants in full, and then from time to time thereafter ending at 5:00 p.m. on August 15, 2001. If and whenever the Warrants have been exercised by the Investor, the Company will provide notice of such exercise to the Holder within ten (10) days of such exercise. This Warrant may be exercised for Shares at a price of $8.00 per share, subject to the foregoing and to adjustment as provided in Section 6 (the "Warrant Purchase Price").

         3. Exercise of Warrant. Subject to Section 2 above, the purchase rights
            -------------------
represented by this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the duly executed Notice of Exercise (the form of which is attached as Exhibit A) at the principal office of the Company and by the payment to the Company, by wire transfer of immediately available funds, of an amount equal to the then applicable Warrant Purchase Price per share multiplied by the number of Shares then being purchased. Upon exercise, the

Holder shall be entitled to receive, within a reasonable time, a certificate or certificates issued in the Holder's name for the number of Shares so purchased. The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

         4. Shares to be Issued;  Reservation of Shares.  The Company  covenants
            -------------------------------------------
that the Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the purchase rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issuance upon exercise of the purchase rights represented by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

         5. No Fractional  Shares. No fractional shares shall be issued upon the
            ---------------------
exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the fair market value of such shares of Common Stock, as determined in good faith by the Company's Board of Directors.

         6. Adjustments of Warrant Purchase Price and Number of Shares. If there
            ----------------------------------------------------------
shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors of the Company (or if the Company is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this Warrant, and the number and kind of shares and the price per share then applicable to shares covered by the unexercised portion of this Warrant.

         7. No Rights as Shareholders.  This Warrant does not entitle the Holder
            -------------------------
to any voting rights or other rights as a shareholder of the Company prior to exercise of this Warrant and the payment for the Shares so purchased. Notwithstanding the foregoing, the Company agrees to transmit to the Holder such information, documents and reports as are generally distributed to holders of the capital stock of the Company concurrently with the distribution thereof to the shareholders. Upon valid exercise of this Warrant and payment for the Shares so purchased in accordance with the terms of the Warrant, the Holder or the Holder's designee, as the case may be, shall be deemed a shareholder of the Company.

         8. Sale or Transfer of the Warrant;  Legend. The Warrant and the Shares
            ----------------------------------------
shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing any Warrant shall bear the legend set out on page 1 hereof. Each certificate representing any Shares shall bear a legend substantially in the following form, as appropriate:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF

         COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such Warrant and Shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law.


9. REGISTRATION RIGHTS
   -------------------

         9.1 Piggyback Registrations.

         (a) If at any time or times within two (2) years after the date hereof, the Company shall determine to register any of its securities under the Act and in connection therewith the Company may lawfully register any of the Shares, the Company will promptly give written notice thereof to the Holder. Upon the written request of the Holder within thirty (30) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Shares which the Holder has requested to be registered to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition of the Shares. However nothing herein shall prevent the Company from at any time abandoning or delaying any registration.

         (b) If the Company determines not to proceed with a registration after the Registration Statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, upon request of the Holder who has requested registration hereunder, the Company shall promptly complete the registration for the benefit of those selling security holders who indicate a desire to complete the registration and who agree to bear all expenses incurred by the Company as the result of such registration after the Company has decided not to proceed.

         (c) If any registration pursuant to this Section 9.1 shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion pursuant to this Section 9.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Shares requested for inclusion pursuant to this Section 9.1 would constitute more than 25% of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, then the number of Shares otherwise to be included in the underwritten public offering may be reduced.

         9.2 Registration Procedures. If and whenever the Company is required by the provisions of Sections 9.1 to effect the registration of Shares under the Act, the Company will:

         (a) prepare and file with the Commission a Registration Statement with respect to such securities, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine (9) months;

         (b) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

         (c) furnish to the Holder participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the securities covered by such Registration Statement under the state securities or blue sky laws of such jurisdictions as such participating Holder may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the Holder participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify the Holder promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (g) prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Holder;

         (h) prepare and promptly file with the Commission and promptly notify such Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i) advise such Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         9.3 Expenses. With respect to each inclusion of Shares in a Registration Statement pursuant to Section 9.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, other than the fees and costs of counsel to the Holder, which fees and costs shall be borne by the Holder; and provided, however, that any security holders participating in such registration shall bear their pro rata share of
(i) the underwriting discount and commissions and transfer taxes, and (ii) the expense of any special audit of the Company's financial statements if the notice requesting registration does not permit use of existing or contemplated audited statements.

         9.4 Indemnification.

         (a) The Company will indemnify and hold harmless each Holder whose Shares are included in a Registration Statement pursuant to the provisions of this Section 9 and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Investor or such underwriter within the meaning of the Act, from and against, and will reimburse such Investor and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Investor or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) The Holder whose Shares are included in a Registration Statement pursuant to the provisions of this Article will indemnify and hold harmless the Company, any underwriter and any controlling person of the Company or such underwriter from and against, and will reimburse the Company, underwriter or controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, any underwriter or any controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Investor specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 9.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election so to assume the defense of any action, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraphs
(a) or (b) hereof for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         9.5  Exclusive  Obligation  to  Register.  Except as  provided  in this
Section 9, the Company will have no obligation to the Holder to register under the Act any Shares received by such Holder pursuant to this Agreement.

         10. Modifications and Waivers. This Warrant may not be changed, waived,
             -------------------------
discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

         11.  Notices.  Any  notice,  request  or  other  document  required  or
              -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or, if different, at the principal office of the Company.

         12. Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
             -----------------------------------------------------
covenants with the Holder that upon its receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, of an indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         13.  Representations  and  Warranties  of  Holder.  By  accepting  this
              --------------------------------------------
Warrant, the Holder represents and warrants that he, she or it is acquiring this Warrant and the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof or any part thereof. Holder represents and warrants that he, she or it is (a) experienced in the evaluation of businesses similar to the Company, (b) is able to fend for himself, herself or itself in the transactions contemplated by this Warrant, (c) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (d) has the ability to bear the economic risks of an investment in the Company, (e) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and (f) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company.

         14. Binding  Effect on  Successors.  This Warrant shall be binding upon
             ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

         15.  Governing Law.  This Warrant  shall be  construed  and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, BOSTON BIOMEDICA, INC. has caused this Warrant to be executed under seal by its officer thereunto duly authorized.

Dated: August 18, 1999

                                               BOSTON BIOMEDICA, INC.
CORPORATE
  SEAL

                                               By: /S/ Richard T. Schumacher
                                                   -----------------------------
                                                   Richard T. Schumacher,
                                                   Its President

                                                   Address:  375 West Street

                                                   West Bridgewater, MA 02379



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                                      -8-

                                    EXHIBIT A


                               NOTICE OF EXERCISE
                               ------------------


         To: BOSTON BIOMEDICA, INC.

         1. The undersigned hereby elects to purchase _______ shares of Common Stock of BOSTON BIOMEDICA, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

         3. The undersigned represents and warrants as follows (the following applies only in the event said shares have not been registered under the Securities Act of 1933, as amended):

         The undersigned is purchasing or acquiring the aforesaid shares of Common Stock for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. The undersigned represents and warrants that the undersigned: (a) is experienced in the evaluation of businesses similar to the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company,
         (d) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and has carefully reviewed and understood such information, (e) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company, and (f) is an "Accredited Investor" as such term is defined in subparagraph (a) of Rule 501 promulgated under the Act.

         4. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.

                                                 -------------------------------
                                                 (Name)

                                                 -------------------------------
                                                 (Address)

                                                 -------------------------------
                                                 (Signature)

                                                  ------------------------------
                                                  (Date)



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                                      -9-